UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2014
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2014, the boards of directors of IDACORP, Inc. ("IDACORP") and Idaho Power Company ("Idaho Power") appointed Thomas E. Carlile as a director, effective immediately, to serve until the next annual meeting of shareholders scheduled to be held in May 2014. Mr. Carlile will be subject to annual election.

Mr. Carlile, age 62, has served as the chief executive officer and a director of Boise Cascade Company since February 2013. Formerly, Mr. Carlile was the chief executive officer and a director of Boise Cascade LLC from August 2009 to February 2013, and was executive vice president and chief financial officer from February 2008 to August 2009.

The boards of directors of IDACORP and Idaho Power have determined that Mr. Carlile is independent under the applicable listing standards of the New York Stock Exchange. There is no arrangement or understanding between Mr. Carlile and any other person pursuant to which he was elected as a director of IDACORP or Idaho Power. Additionally, there is no transaction between Mr. Carlile and IDACORP or Idaho Power that would require disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment to the boards of directors, on April 1, 2014, Mr. Carlile will receive a prorated stock payment of approximately $62,500 in value of IDACORP common stock in accordance with the terms of the IDACORP, Inc. Non-Employee Director Stock Compensation Plan, as amended ("Director Stock Plan"). A copy of the Director Stock Plan has been previously filed with the Securities and Exchange Commission (File No. 1-14456, 1-3198) as Exhibit 10.31 to the Form 10-K for the year ended December 31, 2013, filed on February 20, 2014. Other elements of his compensation as a member of the boards of directors will be consistent with the compensation received by other non-employee members of the boards of directors, as disclosed in IDACORP's Schedule 14A definitive proxy statement, prorated for a partial year of service in 2014.

Also in connection with his appointment to the boards of directors, Mr. Carlile and IDACORP executed a director indemnification agreement that provides, among other things, that IDACORP will indemnify and hold Mr. Carlile harmless for losses and expenses resulting from claims arising out of, or related to, the fact that he is or was a director of IDACORP or its subsidiaries. The form of indemnification agreement has been previously filed with the Securities and Exchange Commission (File No. 1-14465, 1-3198) as Exhibit 10(h)(xx) to the Form 10-Q for the quarter ended September 30, 2006, filed on November 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  March 19, 2014
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President - Administrative Services and Chief Financial Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer